Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the three months ended March 31, 2023 (the “Report”) of Onex Falcon Direct Lending BDC Fund (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Sandeep Alva, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Sandeep Alva
Name: Sandeep Alva
Date: May 11, 2023